                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



   Date of Report (Date of earliest event reported):      June 24, 2002
                                                    -------------------


                         CARDINAL BANKSHARES CORPORATION
             (Exact name of registrant as specified in its charter)


          VIRGINIA                  000-28780                 541804471
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 (State or other jurisdiction      (Commission             (IRS Employer
        of incorporation)          File Number)          Identification No.)

               P.O. BOX 215
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               Floyd, Virginia                                   24091
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              (Address of principal executive offices)      (Zip Code)



   Registrant's telephone number, including area code:   (540) 745-4191
                                                       ----------------

Item 5. Other Events.

        On June 24, 2002, Registrant and MountainBank Financial Corporation jointly announced that they have reached final terms on an agreement to merge and have executed a merger agreement. The press release, dated June 24, 2002, is filed as Exhibit A to this Form 8-K and incorporated by reference. The merger is subject to approval by regulators and shareholders of both companies. It is expected that the merger will be completed during the fourth quarter of this year.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   CARDINAL BANKSHARES CORPORATION



Date: June 25, 2002                /s/ Leon Moore
                                   -----------------------------
                                   Leon Moore, Chairman, President and CEO

                                    EXHIBIT A

                                  News Release

Date:               Monday, June 24, 2002

Contact:            J. W. Davis, President and CEO
                    MountainBank Financial Corporation  (828) 693-7376

                    Leon Moore, Chairman, President and CEO
                    Cardinal Bankshares Corporation (540) 745-4191

Release Date:       For Immediate Release


           MOUNTAINBANK FINANCIAL CORPORATION AND CARDINAL BANKSHARES
                CORPORATION ANNOUNCE SIGNING OF MERGER AGREEMENT

        FLOYD VA. and HENDERSONVILLE, N.C., June 24 / PR Newswire / -- The Boards of Directors of Cardinal Bankshares Corporation, Floyd, Virginia (OTC Bullentin Board: CDBK; parent company of Bank of Floyd) and MountainBank Financial Corporation (OTC Bulletin Board: MBFC; parent company of MountainBank), Hendersonville, North Carolina, announced today that final terms for the merger of the two companies had been reached and that a merger agreement has been completed and executed by the two companies. The merger is subject to approval by regulators and shareholders of both companies. It is expected that the merger will be completed during the fourth quarter of this year.


                           ---------------------------


        This joint press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding MountainBank Financial Corporation ("MFC"), Cardinal Bankshares Corporation ("Cardinal") and their proposed merger. Those statements include, but are not limited to: (1) statements about the benefits of the proposed merger (including future financial and operating results, cost savings, and enhanced revenues),
(2) statements regarding MFC's and Cardinal's plans, objectives, expectations and intentions and other statements that are not historical facts; and (3) other statements identified by words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "targets," "projects," "would be," and similar expressions. These statements are based upon the current beliefs and expectations of MFC's and Cardinal's management and they are subject to significant risks and uncertainties. Actual or future results or events may differ from those set forth in the forward-looking statements.

        The following risks and other factors, among others, could cause actual results or events to differ materially from the anticipated results, events or other expectations expressed in the forward-looking statements: (1) that the businesses of MFC and Cardinal will not be integrated successfully or that the process of integrating their businesses may be more difficult, time-consuming or costly than expected; (2) that expected revenue synergies and cost savings from the merger may not be fully realized or may not be realized within the expected time frame; (3) that revenues following the merger may be lower than expected;
(4) that deposit attrition, operating costs, customer loss and business disruption following the merger, including without limitation difficulties in maintaining relationships with employees, may be greater than expected; (5) that required governmental approvals of the merger will not be obtained on its proposed terms and schedule; (6) that Cardinal's or MFC's stockholders will not approve the merger; (7) that competitive pressures among depository and other financial institutions may increase significantly and have an effect on pricing, spending, third-party relationships and revenues; (8) that the strength of the United States economy in general, and of the local economies in which the combined company will operate, may be different than expected, which could result in, among other things, a deterioration in credit quality or a reduced demand for credit and have a negative effect on the combined company's loan portfolio and allowance for loan losses; (9) that there will be changes in the U.S. legal and regulatory framework; and (10) that there will be adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) which would negatively affect the combined company's business and operating results.

        Additional factors that could cause MFC's and Cardinal's results to differ materially from those described in the forward-looking statements can be found in reports (such as Annual Reports on Form 10-K or 10-KSB, Quarterly Reports on Form 10-Q or 10-QSB and Current Reports on Form 8-K) filed by MFC and Cardinal with the Securities and Exchange Commission and which are available, without charge, at the SEC's Internet site (http://www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed merger or other matters attributable to MFC and Cardinal or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. MFC and Cardinal do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

        The proposed merger will be submitted to the stockholders of Cardinal and MFC for their consideration and approval. MFC will file a registration statement, a prospectus (which will be combined with Cardinal's and MFC's joint proxy statements) and other related documents with the SEC concerning the proposed merger. THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER FILINGS CONTAINING INFORMATION ABOUT CARDINAL OR MFC, WILL CONTAIN IMPORTANT INFORMATION, AND CARDINAL'S AND MFC'S STOCKHOLDERS ARE URGED TO READ THOSE DOCUMENTS WHEN THEY BECOME AVAILABLE AND BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED MERGER. YOU WILL BE ABLE TO OBTAIN A FREE COPY OF THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT MATERIALS (WHEN THEY BECOME AVAILABLE), AND ANY OTHER DOCUMENTS FILED BY MFC OR CARDINAL, AT THE SEC'S INTERNET SITE (http://www.sec.gov). IN ADDITION, YOU MAY OBTAIN COPIES OF THE JOINT PROXY STATEMENT/PROSPECTUS, ANY SEC FILINGS THAT WILL BE INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT/PROSPECTUS, AND ANY OTHER DOCUMENTS FILED WITH THE SEC BY MFC, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE PRESIDENT, MOUNTAINBANK FINANCIAL CORPORATION, 201 WREN DRIVE, HENDERSONVILLE, N.C. 28792, TELEPHONE (828) 693-7376. YOU MAY OBTAIN COPIES OF ANY DOCUMENTS FILED WITH THE SEC BY CARDINAL, WITHOUT CHARGE, BY DIRECTING A REQUEST TO THE PRESIDENT, CARDINAL BANKSHARES CORPORATION, 101 JACKSONVILLE CIRCLE, FLOYD, VIRGINIA 24091, TELEPHONE (540) 745-4191.

        MFC and Cardinal, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Cardinal and MFC in favor of the proposed merger. INFORMATION ABOUT MFC'S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF MFC'S CAPITAL STOCK IS CONTAINED IN THE PROXY STATEMENT DISTRIBUTED BY MFC IN CONNECTION WITH ITS 2002 ANNUAL MEETING OF STOCKHOLDERS WHICH WAS FILED WITH THE SEC ON MAY 15, 2002. INFORMATION ABOUT CARDINAL'S DIRECTORS AND EXECUTIVE OFFICERS AND THEIR OWNERSHIP OF CARDINAL'S CAPITAL STOCK IS CONTAINED IN THE PROXY STATEMENT DISTRIBUTED BY CARDINAL IN CONNECTION WITH ITS 2002 ANNUAL MEETING OF STOCKHOLDERS WHICH WAS FILED WITH THE SEC ON APRIL 9, 2002. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF THOSE PARTICIPANTS IN THE PROPOSED MERGER MAY BE OBTAINED BY READING THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE.

        This press release does not constitute an offer of any securities for sale. Any offer will be made only by the joint proxy statement/prospectus.

SOURCE: Cardinal Bankshares Corporation and  MountainBank Financial Corporation

+++End of Release+++